LINES OF CREDIT	6 Months Ended
May 31, 2021
Notes Payable [Abstract]
LINES OF CREDIT
16.	LINES OF CREDIT

On January 19, 2021, the Company entered into a $5.0 million revolving line of credit with a bank. The revolving line of credit bears interest at a rate equal to the Wall Street Journal Prime Rate plus 0.50%, subject to a floor of 4.00%. The revolving line of credit is secured by the Company’s accounts receivable and inventory. The line of credit is subject to an unused fee of 0.25% paid once annually. The line of credit expires on January 19, 2024. The outstanding balance on the revolving line of credit is $1.5 million as of May 31, 2021.

On January 19, 2021, the Company entered into a $1.5 million equipment financing line of credit with a bank. The line of credit bears interest at a rate equal to the Wall Street Journal Prime Rate plus 0.50%, subject to a floor of 4.00%. The line of credit is secured by the Company’s equipment. The line of credit is subject to an unused fee of 0.25% paid once annually. The line of credit expires on January 19, 2024. As of May 31, 2021, the Company had not drawn on the equipment financing line of credit.

Debt issuance costs related to the lines of credit were approximately $0.1 million. Debt issuance costs are being amortized over the term of the debt and are presented as part of Other Assets in the Condensed Consolidated Balance Sheets. Amortization of approximately $0.01 million for the three months ended May 31, 2021 is included in Interest expense in the Condensed Consolidated Statements of Operations and Comprehensive (Income) Loss. Amortization of approximately $0.01 million for the six months ended May 31, 2021 is included in Other financing costs in the Condensed Consolidated Statements of Operations and Comprehensive (Income) Loss.